SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 10, 2003

A. SCHULMAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 West Market Street Akron, Ohio	44333

(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (330) 666-3751

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	Financial Statements and Exhibits.

(c)  Exhibits.

     The following transcript is included as an exhibit to this report furnished pursuant to Item 12:

99.1	Transcript of the Registrant’s conference call relating to its earnings for the quarter ended May 31, 2003.

ITEM 9.	Regulation FD Disclosure (Information provided pursuant to “Item 12. Disclosure of Results of Operations and Financial Condition”).

     The following information is furnished under “Item 12. Results of Operations and Financial Condition,” in accordance with SEC Release No. 33-8216.

On July 10, 2003, A. Schulman, Inc. conducted a conference call that was simultaneously broadcast over the Internet relating to its earnings for the quarter ended May 31, 2003. A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

A. Schulman, Inc.

Date: July 16, 2003	By: /s/ Robert A. Stefanko Robert A. Stefanko Chairman and Executive Vice Presidsent – Finance and Administration

EXHIBIT INDEX

FURNISHED WITH
EXHIBIT		THIS
NUMBER	EXHIBIT	REPORT

99.1	Transcript of the Registrant’s conference call relating to its earnings for the quarter ended May 31, 2003	X